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                                                                Exhibit 10.2a



                             UNIFRAX CORPORATION
                           NONCOMPETITION AGREEMENT



        THIS NONCOMPETITION AGREEMENT (this "Agreement") dated as of October 30, 1996, is entered into by and between ________________________("Employee")
and UNIFRAX CORPORATION, a Delaware Corporation, and its subsidiaries (collectively the "Company").

        NOW THEREFORE, in consideration of the premises and mutual covenants and provisions set forth in this Agreement, the parties agree as follows:

        1.  Non-compete.
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            (a)    As partial consideration for the grant of options and the
            right to purchase shares of Common Stock, $.01 par value (the "Option Shares"), of the Company, subject in all respects to the terms and conditions of the Company's 1996 Stock Option Plan (the "Plan"), and this Agreement, the Employee represents, covenants, and agrees that he or she will not compete with the Company anywhere in the United States at any time during his or her employment and for a period of one year from the date the Employee ceases to be employed by the Company, unless the Employee ceased to be employed by the Company as a result of a Termination Without Cause (as such term is defined on the attached Schedule A). For purposes of this Agreement, the term "compete" means to aid or advise as an employee, consultant or otherwise, manage, operate, control or participate in, make loans to or have any ownership interests in (other than the ownership of 5% or less of shares of a company that trades on a national exchange) whether directly or indirectly, any business (whether an individual, sole proprietorship, partnership, corporation, firm, joint venture, trust or other entity) which is engaged in, directly or indirectly, the business of manufacturing or distributing ceramic fiber.


            (b) The Employee shall not, directly or indirectly, solicit, employ, retain as a consultant, interfere with or attempt to entice away from the Company any former employee of the Company who was employed by the Company prior to the October 30, 1996, and who has agreed to be, or has been employed or retained by the Company within six months prior to such solicitation, employment, retention, interference or enticement.

            2.  ENFORCEMENT.   If the Employee violates this Agreement, all of
            the Option Shares granted hereby, whether or not vested, shall be forfeited. The forfeiture of Option Shares shall be in addition to any remedy at law or in equity for violation of this Agreement that the Company may have available to it, including injunctive relief. The Employee acknowledges that, in the event of a

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            breach of any provisions of this Agreement by the Employee, the
            Company's remedies at law will be inadequate, and in each such event, the Company will be entitled to an injunction or other similar relief to prevent any breach of this Agreement and to enforce specifically the provisions hereof, in addition to any other damages sustained by the Company.

        3.  Delaware Law to Govern.
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            This Agreement shall be governed by and construed under the laws of the State of Delaware.
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            IN WITNESS WHEREOF, the Company, by its duly authorized
            officer, and the Employee have duly executed or caused this Agreement to be executed as of the day and year first above written.


                                                  UNIFRAX CORPORATION



                                                  By:________________________

                                                  Date:______________________


                                                  ___________________________
                                                  Employee's Signature
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                                  Schedule A
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     (1)        "TERMINATION WITHOUT CAUSE" means the termination by the
                Company of the Employee for any reason other than by death or Disability or a Termination For Cause (as determined in good faith by the Board of Directors of the Company).

     (2) "TERMINATION FOR CAUSE" means the termination by the Company of the Employee as a result of his or her commission of a felony involving dishonesty or moral turpitude, or his or her failure to perform, willful misconduct, fraud, falsification or manipulation of any records of the Company (in each case as determined in good faith by the Board of Directors of the Company).

     (3) "DISABILITY" means an illness or incapacity (mental or physical) of a character, nature, degree or effect that renders an individual incapable of performing substantially all of his or her duties to the Company for more than 180 consecutive calendar days, whether such duties are performed directly or indirectly to the Company. Any question as to the existence of a Disability of any individual will be determined by a physician chosen by the Board of Directors of the Company.